Exhibit 99.1

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Announces Results of Special Meeting of Stockholders

Stockholders Approve RareGen Acquisition

Merger Expected to Close on or About November 18, 2020

RESEARCH TRIANGLE PARK, N.C., November 16, 2020 - Liquidia Technologies, Inc. (NASDAQ: LQDA), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced that its stockholders voted to adopt and approve the previously announced merger agreement, dated as of June 29, 2020, among the Company, RareGen, LLC (“RareGen”), Liquidia Corporation (“Liquidia Corporation”), Gemini Merger Sub I, Inc. (“Liquidia Merger Sub”), Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (the “Merger Agreement”), including the merger of the Company with and into Liquidia Merger Sub (the “Liquidia Merger”), with the Company and RareGen surviving as wholly owned subsidiaries of Liquidia Corporation post-merger, at a special meeting of stockholders held on November 13, 2020. In addition, Liquidia stockholders voted to approve all other matters related to the Merger Agreement and the Liquidia Merger.

At the close of business on September 14, 2020, the record date for the special meeting, there were 37,752,027 shares of Company common stock outstanding. Approximately 71 percent of the shares outstanding as of September 14, 2020 voted to adopt and approve the Merger Agreement. Further, among other proposals, stockholders voted to approve the Liquidia Corporation 2020 Long-Term Incentive Plan and the Liquidia Corporation 2020 Employee Stock Purchase Plan, both of which will be effective upon completion of the merger.

The closing of the merger transaction is expected to occur on or about November 18, 2020, subject to the satisfaction of the closing conditions set forth in the Merger Agreement.

About Liquidia

Liquidia is a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, Liquidia is focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension (PAH) and LIQ865 for the treatment of local post-operative pain. Liquidia is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

About RareGen

RareGen, LLC is a portfolio company of PBM Capital Group, a healthcare investment firm. RareGen provides strategy, investment, and commercialization for rare disease pharmaceutical products. RareGen has a national sales force focused on cardiology and pulmonology specialties.

Important Information About the Transaction and Where to Find It

In connection with the proposed merger transaction, the Company and Liquidia Corporation have filed documents with the SEC, including the filing by Liquidia Corporation of a registration statement on Form S-4, which was declared effective on September 16, 2020, and a final proxy statement/prospectus (including the supplements thereto), and the Company mailed a proxy statement (and supplements thereto) regarding the proposed merger transaction to its stockholders that also constitutes a prospectus of the Company. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document which the Company or Liquidia Corporation have filed with the SEC. Investors and security holders of the Company and RareGen are urged to read the registration statement, the proxy statement/prospectus and any other relevant documents, as well as any amendments or supplements to these documents, carefully and in their entirety because they will contain important information. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company  at the following:

Liquidia Technologies, Inc.
Jason Adair
Investor Relations
(919) 328-4350
Jason.adair@liquidia.com

Participants in the Solicitation

The Company, RareGen and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction and related matters. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Form 10-K for the year ended December 31, 2019 and its proxy statement filed on April 28, 2020, which are filed with the SEC. Additional information is available in the registration statement on Form S-4 and the proxy statement/prospectus (as supplemented).

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statements Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed merger transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. The Company cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the risk that a condition to closing of the merger transaction may not be satisfied, (ii) the ability of the Company and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iii) the possibility that other anticipated benefits of the proposed merger transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (iv) potential litigation relating to the proposed merger transaction that has and could be instituted against the Company, RareGen or their respective officers or directors, (v) possible disruptions from the proposed merger transaction that could harm the Company’s or RareGen’s business, including current plans and operations, (vi) the ability of the Company or RareGen to retain, attract and hire key personnel, (vii) potential adverse reactions or changes to relationships with employees, customers, suppliers, licensees, collaborators, business partners or other parties resulting from the announcement or completion of the merger transaction, (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger transaction that could affect the Company’s and/or RareGen’s financial performance, (ix) certain restrictions during the pendency of the merger transaction that may impact the Company’s or RareGen’s ability to pursue certain business opportunities or strategic transactions, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including, but not limited to, global pandemics such as coronavirus, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger transaction, as more fully discussed in the proxy statement/prospectus in connection with the proposed merger transaction, which was declared effective on September 16, 2020, as subsequently supplemented. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or RareGen’s consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor RareGen assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Contact Information

Media:

Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:

Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com